Summary Prospectus
November 30, 2015
Share Class	Ticker
A	BEARX
C	PBRCX
Institutional	PBRIX
Federated Prudent Bear Fund

A Portfolio of Federated Equity Funds

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated November 30, 2015, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking capital appreciation primarily through short positions in domestically traded equity securities and indices.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary Information
Federated Prudent Bear Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's investment objective is to seek capital appreciation.
Risk/Return Summary: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares (A), Class C Shares (C) and Institutional Shares (IS) of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., A Class) of Federated funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 14.
Shareholder Fees (fees paid directly from your investment)	A	C	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.25%	1.25%	1.25%
Distribution (12b-1) Fee	0.00%[1]	0.75%	None
Other Expenses:
Dividends and Other Expenses Related to Short Sales	1.47%	1.47%	1.46%
Other Operating Expenses	0.56%	0.56%	0.31%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	3.30%	4.05%	3.04%
Fee Waivers and/or Expense Reimbursements[2]	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	3.25%	4.00%	2.99%
1	The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.05%. No such fee is currently incurred or charged by the A class of the Fund. The A class of the Fund will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Fund's Board of Trustees (the “Trustees”).

2	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, Dividends and Other Expenses Related to Short Sales, expenses allocated from affiliated partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's A, C and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.76%, 2.51% and 1.51% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$865	$1,510	$2,177	$3,947
Expenses assuming no redemption	$865	$1,510	$2,177	$3,947
C:
Expenses assuming redemption	$507	$1,232	$2,074	$4,248
Expenses assuming no redemption	$407	$1,232	$2,074	$4,248
IS:
Expenses assuming redemption	$307	$939	$1,596	$3,355
Expenses assuming no redemption	$307	$939	$1,596	$3,355
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 394% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
The Fund pursues its investment objective primarily through short positions in domestically traded equity securities and indices. The Fund holds short-term liquid securities such as money market funds, U.S. Treasury securities, government agency securities or other equity securities for liquidity purposes and to cover the Fund's obligation to purchase securities subject to short sales in the future. The Fund also seeks capital appreciation through long positions on equity securities which the Fund's Adviser believes are undervalued. Long positions on equity securities may include, but are not limited to, equity securities of companies which mine, process, distribute or explore for precious metals or other natural resources, as well as, equity securities of companies involved in other hard asset categories and individual securities that offer investors value.
The Adviser believes that the best opportunities to make both “short” and “long” equity investments are when the market's perception of the values of individual companies (measured by the stock price) differs widely from the Adviser's assessment of the intrinsic values of such companies. Such opportunities arise as a result of a variety of market inefficiencies, including, among others, imperfect information, overly optimistic or pessimistic forecasts by Wall Street analysts, and swings in investor psychology. These inefficiencies can cause substantially mispriced securities. The Fund's “short” equity positions consist primarily of short sales of common stocks (which may include shares of ETFs), short sales of stock indices, short sales of stock index futures, purchases of put options on common stocks, purchases of put options on stock indices and purchases of put options on stock index futures. The Adviser will allocate the Fund's portfolio between “short” equity and “long” equity positions at its discretion. At all times the Fund will have both “short” and “long” equity positions as the Adviser believes in all market conditions there will exist some companies whose stocks are undervalued by the market and some companies whose stocks are overvalued by the market. Long positions can consist both of individual long positions in stocks of companies, as well as long positions on futures instruments of stock market indices, call options on such indices and other related instruments.
Under normal market conditions, the Fund will use leverage in implementing its investment strategies, and the aggregate exposure of the Fund's short positions plus its long positions is expected to exceed the Fund's net asset value. Normally, however, the Fund is expected to have more short exposure than long exposure on securities and/or the overall market, resulting in net short exposure.
The Fund may invest in derivative contracts (such as, for example, options, swaps and futures contracts) and hybrid instruments to implement its investment strategies. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid instruments in an attempt to benefit from changes in the value of the underlying investment(s), to realize gains from trading a derivative contract or to hedge against potential losses. There can be no assurances that the Fund's use of derivative contracts or hybrid instruments will work as intended. The Fund can also purchase ETFs and derivative and hybrid instruments.
The Adviser actively manages the Fund's portfolio. The Fund's annual portfolio turnover rate usually will exceed 100%.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
■	Short Selling Risk. The Fund can sell securities short to the maximum extent permitted under the Investment Company Act of 1940 (the “1940 Act”). A short sale by the Fund involves borrowing a security from a lender which is then sold in the open market. At a future date, the security is repurchased by the Fund and returned to the lender. While the security is borrowed, the proceeds from the sale are deposited with the lender and the Fund may be required to pay interest and/or the equivalent of any dividend payments paid by the security to the lender. If the value of the security declines between the time the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund makes a profit on the difference (less any expenses the Fund is required to pay the lender). There is no assurance that a security will decline in value during the period of the short sale and make a profit for the Fund. If the value of the security sold short increases between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund will realize a loss on the difference (plus any expenses the Fund is required to pay to the lender). This loss is theoretically unlimited as there is no limit as to how high the security sold short can appreciate in value, thus increasing the cost of buying that security to cover a short position. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.
■	Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market.
■	Asset Allocation Risk. The Fund's investment results will suffer if there is a general stock market advance when the Fund has significant “short” equity positions, or if there is a general stock market decline when the Fund has significant “long” equity positions. This risk is in addition to the market risks associated with each of the Fund's investments. In certain conditions, the Funds may employ risk management strategies. No risk management strategies can eliminate the Fund's exposure to adverse events; at best, they can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund's investment program. There can be no guarantee that the Adviser will be successful in their attempts to manage the risk exposure of the Fund.
■	Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■	Risk of Investing in Commodities. Because the Fund may invest in instruments (including exchange-traded funds) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.
■	Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
■	Gold and Other Precious Metals Investing Risk. The prices of gold and other precious metals and the prices of securities whose performance is linked to the price of gold and other precious metals have been subject to substantial price fluctuations over short periods of time. They may be adversely affected by unpredictable international monetary and political developments such as currency devaluations or revolutions, economic and social conditions within a country, trade imbalances or trade or currency restrictions between countries.
■	Leverage Risk. Leverage risk is created when an instrument (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
■	Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

■	Liquidity Risk. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract or short sale when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
■	Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
■	Risk of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
■	Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
■	Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
■	Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■	Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The Fund is the successor to the Prudent Bear Fund (“Predecessor Fund”) pursuant to a reorganization on or about December 5, 2008 (the “Reorganization”). Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information, including information on fees and expenses, provided in this Prospectus for periods prior to the first business day following the Reorganization is historical information for the Predecessor Fund's No Load Shares and Class C Shares, which commenced operations on December 28, 1995 and February 8, 1999, respectively. The performance information shown has been adjusted to reflect the fees and expenses applicable to the relevant share class. The Predecessor Fund was managed by David W. Tice & Associates, LLC and had the same investment objectives and similar strategies as the Fund. Holders of No Load Shares and Class C Shares of the Predecessor Fund received A and C classes of the Fund, respectively, as a result of the Reorganization.
The Fund's IS class commenced operations on the first business day following the Reorganization. For the periods prior to the commencement of operations of the IS class, the performance information is historical information for the Predecessor Fund's No Load Shares. The performance information of the Predecessor Fund has not been adjusted to reflect the fees and expenses of the IS class since the IS class are estimated to have a lower expense ratio than the expense ratio of the Predecessor Fund's No Load Shares. The performance of the Predecessor Fund shown in the table has been adjusted to remove any voluntary waiver of the Fund expenses related to the Predecessor Fund's No Load Shares that may have occurred during the period prior to commencement of operations of the IS class.

The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information for each class shown. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund's A class total return for the nine-month period from January 1, 2015 to September 30, 2015, was 1.34%.
Within the periods shown in the bar chart, the Fund's A class highest quarterly return was 16.62% (quarter ended December 31, 2008). Its lowest quarterly return was (12.25)% (quarter ended December 31, 2011).
Average Annual Total Return Table
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for A class and after-tax returns for the C class and IS class will differ from those shown for A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

(For the Period Ended December 31, 2014)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	(19.71)%	(17.24)%	(6.57)%
Return After Taxes on Distributions	(19.71)%	(17.24)%	(7.23)%
Return After Taxes on Distributions and Sale of Fund Shares	(11.16)	(11.80)%	(4.18)%
C:
Return Before Taxes	(16.26)%	(16.89)%	(6.72)%
IS:
Return Before Taxes	(14.61)%	(16.06)%	(5.88)%
S&P 500 Inverse Daily Index[1] (reflects no deduction for fees, expenses or taxes)	(13.01)%	(15.31)%	(7.84)%
Standard & Poor's 500 Index[1] (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%
Morningstar Bear Market Funds Category Average[2]	(17.48)%	(23.54)%	(16.05)%
1	The S&P 500 Inverse Daily Index is designed to provide the inverse performance of the Standard & Poor's 500 Index, representing a short position in the index. The Standard & Poor's 500 Index is a broad-based market index that measures the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. Funds designated within the MBMFCA include bear-market portfolios that invest in short positions and derivatives in order to profit from stocks that drop in price. Because these portfolios often have extensive holdings in shorts or puts, their returns generally move in the opposite direction of the benchmark index. They do not reflect sales charges.
FUND MANAGEMENT
The Fund's Investment Adviser is Federated Equity Management Company of Pennsylvania.
P. Ryan Bend, Senior Portfolio Manager, has been the Fund's portfolio manager since December 2008.
Chad E. Hudson, Portfolio Manager, has been the Fund's portfolio manager since May 2009.
Lila Murphy, Portfolio Manager, has been the Fund's portfolio manager since November, 2015.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

A & C Classes
The minimum investment amount for the Fund's A and C classes is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. The minimum investment for Systematic Investment Programs is $50.
IS Class
The minimum initial investment amount for the Fund's IS class is generally $1,000,000 and there is no minimum subsequent investment amount. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated Prudent Bear Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-4017
CUSIP 314172354
CUSIP 314172347
CUSIP 314172339
Q450333 (11/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.